REGISTRATION RIGHTS AGREEMENT THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made as of [●], 2024, by and among Archer Aviation, Inc., a Delaware corporation (the “Company”), and the Investors (each an “Investor,” and collectively, the “Investors,” and together with the Company, the “Parties”) named in those certain Subscription Agreements by and among the Company and the Investors, dated as of the date hereof (the “Subscription Agreements”). Any term used but not defined herein will have the meaning ascribed to such term in the Subscription Agreements. For the sake of clarity, the term “Investors” shall not include Stellantis N.V. RECITALS WHEREAS, this Agreement is being entered into in connection with those certain Subscription Agreements. WHEREAS, in connection with the transactions contemplated by the Subscription Agreements, the Company is issuing to the Investors in a private placement, [●] shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), at a per-share purchase price equal to $[●] for an aggregate purchase price of approximately [●] million dollars ($[●]). WHEREAS, the Parties desire to enter into this Agreement to establish certain rights of the Investors with respect to the Shares. NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties agree as follows: 1. Definitions. For purposes of this Agreement: 1.1 “Affiliate” means, with respect to any specified Person, any Person that, directly or indirectly, is Controlled by, Controls or is under common Control with such specified Person. 1.2 “Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under SEC Rule 405. 1.3 “Control” or “Controlled” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. 1.4 “Effectiveness Deadline” means, with respect to the Registration Statement, the 45th calendar day following the Closing Date; provided, however, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next business day on which the SEC is open for business. 1.5 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. 1.6 “Form S-1” means such form of registration statement under the Securities Act as in effect on the date hereof or any successor form under the Securities Act subsequently adopted by the SEC.

2 1.7 “Form S-3” means such form of registration statement under the Securities Act as in effect on the date hereof or any successor form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC. 1.8 “Person” means any individual, general partnership, limited partnership, limited liability company, limited liability partnership, joint venture, firm, corporation, association, incorporated organization, unincorporated organization, trust or other enterprise, or any governmental authority. 1.9 “Registrable Securities” means the Shares and any other equity security of the Company issued or issuable with respect to any such Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided however, that the Shares shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of the Shares shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged either in accordance with such Registration Statement or under SEC Rule 144; (B) such securities shall have been otherwise transferred, new certificates or book entry positions for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; or (D) such securities shall have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction. 1.10 “Registration Statement” means the Form S-1 or Form S-3 required to be filed pursuant to this Agreement, including (in each case) the prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement. 1.11 “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Section 2.12(b) hereof. 1.12 “SEC” means the U.S. Securities and Exchange Commission. 1.13 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. 1.14 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act and any successor provision. 1.15 “SEC Rule 405” means Rule 405 promulgated by the SEC under the Securities Act and any successor provision. 1.16 “Selling Expenses” means all underwriting discounts, selling commissions, stock transfer taxes or similar fees or arrangement applicable to the sale of Registrable Securities, and fees and disbursements of counsel for the Investors. 2. Registration. The Company covenants and agrees as follows: 2.1 Registration Statements.

3 (a) Promptly following, but no later than ten (10) days after, the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC a Registration Statement covering the resale of all of the Registrable Securities. Such Registration Statement shall also cover, to the extent allowable under the Securities Act (including Rule 416 of the Securities Act), such indeterminate number of additional shares of Class A Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement may include any number of shares of Class A Common Stock or other securities for the account of any other holder of shares of Class A Common Stock possessing registration rights, without the prior written consent of the Investors. (b) The Registration Statement referred to in Section 2.1(a) shall be on Form S-3 and, if the Company is a well-known seasoned issuer (“WKSI”) as of the filing date, the Registration Statement shall consist of an Automatic Shelf Registration Statement, or a prospectus supplement to an effective Automatic Shelf Registration Statement, that shall become effective upon filing with the SEC pursuant to Rule 462(e) of the Securities Act. In the event that Form S- 3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form S-1 or such other form of registration statement as is available to the Company and (ii) so long as Registrable Securities remain outstanding, promptly following the date upon which the Company becomes eligible to use a Form S-3 to register the Registrable Securities for resale (the “Qualification Date”), but in no event more than ten (10) business days after the Qualification Date (the “Qualification Deadline”), the Company shall file a Form S-3 covering the Registrable Securities (or a post-effective amendment on Form S-3 to a Form S-1) (a “Shelf Registration Statement”); provided that the Company shall use reasonable best efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Shelf Registration Statement covering the Registrable Securities has been declared effective by the SEC. (c) If at any time following the filing of a Shelf Registration Statement when the Company is required to re-evaluate its Form S-3 eligibility or WKSI status, the Company determines that it is not eligible to register the Registrable Securities on Form S-3 or is not a WKSI, the Company shall use its reasonable best efforts to (i) as promptly as possible but in no event more than ten (10) business days after such determination: (A) if the Shelf Registration Statement is an Automatic Shelf Registration Statement, post-effectively amend the Automatic Shelf Registration Statement to a Shelf Registration Statement that is not automatically effective or file a new Shelf Registration Statement on Form S-3, or (B) if the Company is not eligible at such time to file a Shelf Registration Statement on Form S-3, post-effectively amend the Shelf Registration Statement to a Shelf Registration Statement on Form S-1 or file a new Shelf Registration Statement on Form S-1; (ii) have such post-effective amendment or Shelf Registration Statement declared effective by the SEC; and (iii) keep such Shelf Registration Statement effective during the period during which such Shelf Registration Statement is required to be kept effective in accordance with this Agreement. (d) The Company shall prepare and file a supplemental listing application with the New York Stock Exchange (“NYSE”) (or such other national securities exchange on which the Class A Common Stock is then listed and traded) to list the Shares covered by a Registration Statement and shall use commercially reasonable efforts to have such Shares approved for listing on the NYSE (or such other national securities exchange on which the Class A Common Stock is then listed and traded) by the effective date of such Registration Statement. (e) The Investor shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction

4 on the ability to transfer the Registrable Securities, except the restrictions on transfer set forth in Section 2.12 below or otherwise pursuant to the requirements of the Securities Act. 2.2 Expenses. (a) The Company will pay all expenses associated with the filing of any Registration Statement, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions and fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold. It is acknowledged by the Investors that each Investor shall bear all incremental Selling Expenses relating to the resale of Registrable Securities, including but not limited to any underwriters’ commissions and discounts, brokerage fees, underwriting marketing costs and all fees and expenses of any legal counsel representing such Investor. 2.3 Effectiveness. (a) The Company shall use reasonable best efforts to cause the Registration Statement to be declared effective as soon as practicable after filing, but no later than the Effectiveness Deadline (it being agreed that if the Company is a WKSI as of the filing date, the Registration Statement shall be an Automatic Shelf Registration Statement, or a prospectus supplement to an effective Automatic Shelf Registration Statement, that shall become effective upon filing with the SEC pursuant to Rule 462(e) of the Securities Act). As promptly as practicable and, in any event, within one (1) business day of any Registration Statement being declared effective, the Company shall notify the Investors by e-mail using the email addresses set forth on Schedule A hereto and, upon request by an Investor, the Company shall simultaneously provide such Investor with copies of any related prospectus to be used in connection with the sale or other disposition of the securities covered thereby. (b) On not more than two (2) occasions and for not more than thirty (30) consecutive days or for a total of not more than sixty (60) total calendar days in any twelve (12)- month period, the Company may suspend the use of any prospectus included in any Registration Statement contemplated by this Section 2 in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related prospectus so that such Registration Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Investor in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of an Investor) disclose to such Investor any material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under such Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable best efforts to terminate an Allowed Delay as promptly as practicable. Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to this Section 2.3(b) or (ii) the happening of an event pursuant to Section 2.5(j) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities, until the Investor is advised by the Company that

5 such dispositions may again be made, provided that each Investor may deliver shares to settle trades placed prior to receipt of such notice from the Company. 2.4 Rule 415; Cutback. (a) If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Investor to be named as an “underwriter,” the Company shall use reasonable best efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 of the Securities Act and that none of the Investors is an “underwriter.” The Investors shall have the right to together select one legal counsel designated by the holders of a majority of the Registrable Securities then outstanding to review and oversee any registration or matters pursuant to this Section 2.4(a), including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto. No such written submission with respect to this matter shall be made to the SEC to which the Investors’ counsel reasonably objects. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 2.4(a), the SEC refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and other securities of the Company (together, the “Registered Securities”) to reduce the number of securities to be registered on the Registration Statement in order to include (A) first, the Registrable Securities held by the Investors and (B) second, the securities held by any other security holder of the Company and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registered Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 under the Securities Act (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor. Any cut-back imposed on the Investors pursuant to this Section 2.4(a) shall be allocated among the Investors on a pro rata basis and shall be applied first to any of the Registrable Securities of such Investor as such Investor shall designate, unless the SEC Restrictions otherwise require or provide or the Investors otherwise agree. 2.5 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible: (a) use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the date on which no Registrable Securities covered by such Registration Statement are outstanding (the “Effectiveness Period”); (b) prepare and file with the SEC such amendments and supplements to all such Registration Statements, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such Registration Statement; (c) provide to Investors and their counsel, as far in advance as reasonably practicable and, in no case, less than two days before filing with the SEC, drafts of a Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto proposed to be filed; provide the Investors and counsel the

6 opportunity to review all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the SEC); and not file any document to which the Investors or such counsel reasonably objects; (d) furnish to the Investors such numbers of copies of a prospectus, including a preliminary prospectus, and such other documents (including amendments and supplements to the Registration Statement) as the Investors may reasonably request in order to facilitate the disposition of such Registrable Securities; (e) use reasonable best efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by Investors; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (f) use reasonable best efforts to cause all such Registrable Securities covered by such Registration Statement to be listed on the NYSE or such other national exchange or trading system where the Class A Common Stock then trade; (g) provide Continental Stock Transfer & Trust Company, in its capacity as the transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement (the “Transfer Agent”) CUSIP number(s) for all such Registrable Securities, in each case not later than the effective date of such registration; (h) notify the Investors promptly (and in any event within two business days) after the Company receives notice thereof of the time when such Registration Statement has been declared effective or a supplement to any prospectus forming a part of such Registration Statement has been filed; (i) upon request and subject to appropriate confidentiality obligations, furnish to each Investor copies of any and all transmittal letters or other correspondences with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange, as applicable) relating to the Registrable Securities; (j) promptly notify the Investors, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the prospectus forming a part of such Registration Statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such prospectus as may be necessary so that such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; (k) after such Registration Statement becomes effective, notify the Investors of any request by the SEC that the Company amend or supplement such Registration Statement or prospectus; (l) cooperate with the Investors to facilitate the timely preparation of book-entry positions representing the Registrable Securities to be sold pursuant to such

7 Registration Statement free of any restrictive legends and representing such number of shares of Class A Common Stock and registered in such names as the holders of the Registrable Securities may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such Registration Statement; (m) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practical; and (n) subject to receipt from an Investor by the Company and the Transfer Agent of customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, including, if required by the Transfer Agent, an opinion of the Company’s counsel, in a form reasonably to the Transfer Agent, to the effect that the removal of any restrictive legends in such circumstances as may be effected under the Securities Act, the Company shall remove any legend from the book entry position evidencing the Shares within a reasonable time, and in no event later than five business days, following the earliest of such time as the Shares (i) are subject to an effective Registration Statement, (ii) have been or are about to be sold or transferred pursuant to SEC Rule 144 or (iii) may be sold without restriction under SEC Rule 144, including, without limitation, any volume, information and manner of sale restrictions. If restrictive legends are no longer required for the Shares pursuant to the foregoing, the Company shall, in accordance with the provisions of this section and reasonably promptly, and in no event later than five business days, following any request therefor from an Investor accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the Transfer Agent irrevocable instructions, any authorizations, certificates, opinions or other directions required by the Transfer Agent which authorize and direct the Transfer Agent to transfer Registrable Securities without legend upon request by such Investor holding such Registrable Securities. The Company shall be solely responsible for the fees of the Transfer Agent associated with such issuance. 2.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities that the Investors shall furnish to the Company such information regarding itself, such Registrable Securities held by it, the intended method of disposition of such securities and such other information as is reasonably required to effect the registration of the Investors’ Registrable Securities. 2.7 Delay of Registration. The Investors shall have no right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2. 2.8 Indemnification. (a) The Company agrees to indemnify, to the extent permitted by law, each Investor, its officers, directors, employees and agents and each person who controls such Investor (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act applicable to the Company and relating to action

8 or inaction required of the Company in connection with any such registration, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Investor expressly for use therein. (b) In connection with any Registration Statement in which an Investor is participating, such Investor shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Investor expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Investors, and the liability of each such Investor shall be in proportion to and limited to the net proceeds received by such Investor from the sale of Registrable Securities pursuant to such Registration Statement. (c) Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company and each Investor participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Investor’s indemnification is unavailable for any reason. (e) If the indemnification provided under Section 2.8 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect

9 of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Investor under this Section 2.8(e) shall be limited to the amount of the net proceeds received by such Investor in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 2.8(a), 2.8(b) and 2.8(c) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8(e) were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 2.8(e). No person guilty of fraudulent misrepresentation under Section 11(f) of the Securities Act shall be entitled to contribution pursuant to this Section 2.8(e) from any person who was not guilty of such fraudulent misrepresentation. 2.9 Reports Under Exchange Act. With a view to making available to the Investors the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit Investors to sell securities of the Company to the public without registration, the Company shall: (a) use reasonable best efforts to make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144 at all times; (b) use reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and (c) furnish to Investors, so long as an Investor owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing Investor of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form). 2.10 Limitations on Subsequent Registration Rights. Other than the registration rights granted in (i) the Registration Rights Agreement, dated August 10, 2023, by and among the Company and certain of its investors, (ii) the Registration Rights Agreement, dated as of January

10 3, 2023, by and among the Company and certain of its investors, (iii) the Amended and Restated Registration Rights Agreement, dated as of September 16, 2021, by and among the Company and certain of its investors, (iv) the subscription agreements with various investors, dated as of September 16, 2021 (in each case as previously filed by the Company with the SEC since September 17, 2021) and (v) the Registration Rights Agreement, dated August [ ], 2024, by and between the Company and Stellantis, N.V., which is in substantially the same form as this Agreement, the Company does not have, and shall not, without the prior written consent of the majority of the Registrable Securities then outstanding held by the Investors hereto, enter into, any agreement with any holder or prospective holder of any securities of the Company that provide or would provide to such holder registration rights on a basis more favorable than the registration rights granted to the Investors herein 2.11 [Reserved.] 2.12 Restrictions on Transfer. The Investors agree: (a) Such Registrable Securities shall not be sold, pledged, or otherwise transferred except to a wholly-owned subsidiary of an Investor, and the Company shall not recognize and shall issue stop-transfer instructions to the Transfer Agent with respect to any such sale, pledge, or transfer, other than to a wholly owned subsidiary of an Investor, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. For the avoidance of doubt, the foregoing does not restrict any sale, pledge, or transfer covered by a Registration Statement which is effective under the Securities Act or made pursuant to an applicable exemption from registration under the Securities Act. A transferring Investor will cause any proposed purchaser, pledgee, or transferee and the Registrable Securities held by such Investor to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding the foregoing, the Company shall not require any purchaser of shares pursuant to an effective Registration Statement to be bound by the terms of this Agreement. (b) Subject to the obligations of the Company in accordance with Section 2.5(l) each certificate, instrument, or book entry representing (i) the Registrable Securities, and (ii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 2.12(c)) be notated with a legend substantially in the following form: “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH LAWS OR (B) AN OPINION OF COUNSEL THAT SUCH SALE, OFFER FOR SALE, TRANSFER, PLEDGE OR DISPOSITION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH LAWS.

11 The Investors consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 2.12. (c) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a Registration Statement under the Securities Act covering the proposed transaction, the Investor thereof shall give notice to the Company of such Investor’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at the Investor’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon an Investor of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by such Investor to the Company The Company will not require such a legal opinion or “no action” letter (x) in any sale in compliance with SEC Rule 144 (in which case an Investor shall not be required to provide the prior notice described above of such sale to the Company); or (y) in any transaction in which an Investor distributes Restricted Securities to an Affiliate of an Investor for no consideration; provided that, with respect to transfers under the foregoing clause (y), each transferee agrees in writing to be subject to the terms of this Section 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred, except if such transfer is made pursuant to SEC Rule 144, shall be notated with the appropriate restrictive legend set forth in Section 2.12(b) except that such certificate, instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for an Investor and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act. 3. [Reserved.] 4. Miscellaneous. 4.1 Entire Agreement. This Agreement and the Subscription Agreements, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitutes the entire agreement and understanding of the Parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the Parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. 4.2 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given: (i) when delivered, if delivered in person; (ii) on the fifth (5th) business day after dispatch by registered or certified mail; or (iii) on the next business day if transmitted by national overnight courier, in each case addressed to and in accordance with the notice information set forth on Schedule A hereto.

12 4.3 Assignment; No Third-Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of each Investor hereunder may be freely assigned or delegated by such Investor holding Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities by any such Investor; provided, however, that an Investor may not assign or delegate its registration rights under Section 2 other than to an Affiliate of such Investor. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the Parties and the permitted assigns of the applicable holder of Registrable Securities or of any assignee of the applicable holder of Registrable Securities. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Section 2.8 and this Section 4.4. No assignment by any Party hereto of such Party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). 4.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart and such counterparts may be delivered by the Parties hereto via facsimile or electronic transmission. 4.5 Amendment; Waiver. This Agreement may be amended or modified, and any provision hereof may be waived, in whole or in part, at any time pursuant to an agreement in writing executed by the Company and the holders of a majority of the Registrable Securities outstanding at such time; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that materially and adversely affects one Investor, solely in his, her or its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Investors (in such capacity) shall require the consent of the Investor so affected. Any failure by any party at any time to enforce any of the provisions of this Agreement shall not be construed a waiver of such provision or any other provisions hereof. 4.6 Severability. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties hereto. 4.7 Governing Law; Venue; Jury Trial. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All legal actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court; provided, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal action may be brought in any federal court located in the State of Delaware or any other Delaware state court. The Parties hereto hereby (a) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any action arising out of or relating to this Agreement brought by any Party hereto, and (b) agree not to commence any action relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the Parties further agrees that

13 notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient. Each of the Parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the action in any such court is brought in an inconvenient forum, (ii) the venue of such action is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. The Parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby. 4.8 Specific Performance. Each Party acknowledges and agrees that the other Parties hereto would be irreparably harmed and would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed by such first Party in accordance with their specific terms or were otherwise breached by such first Party. Accordingly, each Party agrees that the other Parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such Party is entitled at law or in equity. 4.9 Effectiveness. This Agreement shall become effective as of the Closing (as defined in the Subscription Agreements) and only if such Closing occurs. [Remainder of Page Intentionally Left Blank]

[Signature Page to Registration Rights Agreement] IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above. COMPANY: ARCHER AVIATION INC. By: ______________________________________ Name: Adam Goldstein Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement] INVESTOR: By: ______________________________________ Name: Title:

Schedule A-1 Schedule A INVESTORS Investor Name Investor Mailing Address Investor E-mail Address